Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Technology
Name of Sub Advisor		Columbia Management Advisors LLC


Name of Issuer  		CardioNet

Title of Security		CardioNet

Date of First Offering		08/01/2008

Principal Amount of Total Offering		132,500,000

Unit Price		$26.50

Underwriting Spread or Commission		0.8348

Dollar Amount of Purchases		106,132.50

Number of Shares Purchased		4,005

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0030%
by Portfolio

Percentage of Portfolio Assets		0.33%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		S G Cowen
                                        Thomas Weisel Partner


Underwriting Syndicate Members		N/A














Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Technology
Name of Sub Advisor		Columbia Management Advisors LLC

Name of Issuer  		GT Solar International, Inc.

Title of Security		GT Solar International, Inc.


Date of First Offering		07/23/2008

Principal Amount of Total Offering		 499,950,000.00

Unit Price		$16.50

Underwriting Spread or Commission		0.594%

Number of Shares Purchased 		8,925

Dollar Amount of Purchases		147,262.50

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0295%
by Portfolio

Percentage of Portfolio Assets		0.33%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank
Securities					Piper Jaffray

Underwriting Syndicate Members		N/A









Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		General Electric Company

Title of Security		General Electric Company


Date of First Offering		10/02/2008

Principal Amount of Total Offering		 12,006,269,656

Unit Price		$22.250

Underwriting Spread or Commission		 0.33



Number of Shares Purchased		$369,600

Dollar Amount of Purchases		$8,223,600

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0045%
by Portfolio

Percentage of Portfolio Assets		0.07%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Company
Markets, Inc.

Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		National Rural Utilities Cooperative Finance


Title of Security		NRUC 10.375% 2018


Date of First Offering		10/23/2008

Amount of Total Offering		$1,000,000,000


Unit Price		$99.24

Underwriting Spread or Commission		$0.65

Maturity Date		11/01/2018

Total Par Value of Bonds Purchased		$100,000

Dollar Amount of Purchases		$11,530,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.20%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Alex Brown
Securities

Underwriting Syndicate Members		N/A









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc..


Name of Issuer  		Altria Group

Title of Security		Altria Group 9.7090 2018


Date of First Offering		11/05/2008

Amount of Total Offering		$3,100,000,000


Unit Price		$99.931

Maturity Date		11/10/2018

Underwriting Spread or Commission		$0.65

Total Par Value of Bonds Purchased		$185,000

Dollar Amount of Purchases		$47,380,000.00


Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.38%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.


Underwriting Syndicate Members		N/A







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Wells Fargo & Company

Title of Security		Wells Fargo & Company


Date of First Offering		11/07/2008

Amount of Total Offering		$407,500,000

Unit Price		$27.000

Underwriting Spread or Commission		$0.675

Dollar Amount of Purchases		$105,146,910

Number of Shares Purchased		3,894,330

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.002%
by Portfolio

Percentage of Portfolio Assets		0.46%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.
Securities

Underwriting Syndicate Members		N/A













Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Ecolab, Inc.

Title of Security		Ecolab, Inc

Date of First Offering		11/12/2008

Amount of Total Offering		$55,769,504

Unit Price		$30.500

Underwriting Spread or Commission		$0.534

Number of Shares Purchased		$1,743,300

Dollar Amount of Purchases		$53,170,650

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.42%
by Portfolio

Percentage of Portfolio Assets		2.00%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.
Markets

Underwriting Syndicate Members		N/A













Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Rogers Communication


Title of Security		Rogers Communication 6.8% 2018


Date of First Offering		07/30/2008

Amount of Total Offering		$1,400,000,000

Unit Price		$99.854

Maturity Date		08/15/2018

Underwriting Spread or Commission		$0.65

Total Par Value of Bonds Purchased	$36,700,000

Dollar Amount of Purchases		$36,646,418

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.14%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets

Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		XL Capital, Ltd.

Title of Security		XL Capital, Ltd.

Date of First Offering		07/29/2008

Amount of Total Offering		$2,000,000,000

Unit Price		$16.00

Underwriting Spread or Commission		$0.48



Number of Shares Purchased		$350,000

Dollar Amount of Purchases		$5,600,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.19%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.


Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Spectra Energy Corp.

Title of Security		Spectra Energy Corp. 7.50% 2038


Date of First Offering		09/03/2008

Amount of Total Offering		$250,000,000

Unit Price		$99.19

Underwriting Spread or Commission		$0.875

Maturity Date		09/15/2038

Total Par Value of Bonds Purchased		$25,000,000

Dollar Amount of Purchases		$25,000,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.03%
by Portfolio

Percentage of Portfolio Assets		0.13%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch and Co.
Dean Witter

Underwriting Syndicate Members		N/A










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		Federal Home Loan Mtg. Corp.

Title of Security		FHLMC 2.50% 2014

Date of First Offering		01/06/2009

Amount of Total Offering		$3,500,000,000

Unit Price		$99.437

Underwriting Spread or Commission		$0.10

Maturity Date		01/07/2014

Total Par Value of Bonds Purchased		$56,102,365

Dollar Amount of Purchases		$56,102,365

Years of Continuous Operation		3+

Percentage of Offering Purchased		1.61%
by Portfolio

Percentage of Portfolio Assets		0.32%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		N/A












Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		Nabors Industries, Inc.

Title of Security		Nabors Industries, Inc. 9.25% 2019

Date of First Offering		01/07/2009

Amount of Total Offering		$1,125,000,000

Unit Price		$99.998

Underwriting Spread or Commission		$0.598

Maturity Date		01/15/2019

Total Par Value of Bonds Purchased		$50,000,000

Dollar Amount of Purchases		$50,000,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.15%
by Portfolio

Percentage of Portfolio Assets		0.17%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		AT&T, Inc.

Title of Security		AT&T, Inc. 5.80% 2019

Date of First Offering		01/29/2009

Amount of Total Offering		$2,250,000,000

Unit Price		$99.689

Underwriting Spread or Commission		$0.45

Maturity Date		02/15/2019

Total Par Value of Bonds Purchased		$7,500,000

Dollar Amount of Purchases		$7,500,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.016%
by Portfolio

Percentage of Portfolio Assets		0.30%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Bank of America Securities

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		MidCap Growth
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Ecolab, Inc.

Title of Security		Ecolab, Inc

Date of First Offering		11/12/2008

Amount of Total Offering		$55,769,504

Unit Price		$30.500

Underwriting Spread or Commission		$0.534

Number of Shares Purchased		$1,743,300

Dollar Amount of Purchases		$53,170,650

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.42%
by Portfolio

Percentage of Portfolio Assets		2.00%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.
Markets

Underwriting Syndicate Members		N/A